UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 11, 2019

                        PURE HARVEST CANNABIS GROUP, INC.
                     ---------------------------------------
                (Name of registrant as specified in its charter)

    Colorado                     333-212055                  71-0952431
----------------------     ----------------------        ------------------
State of Incorporation     Commission File Number           IRS Employer
                                                         Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                        ---------------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                            ------------------------
                      Telephone number, including area code

          Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

                                                        Name of Each Exchange
  Title of Each Class        Trading Symbol(s)           on Which Registered
  -------------------        -----------------          ---------------------
        None                        N/A                          N/A


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Item 3.02.  Unregistered Sale of Equity Securities.

     Between February 2019 and December 9, 2019 the Company sold 4,238,500 units at a price of $1.00 per unit. Each unit consisted of two shares of the Company's common stock and two warrants. Each warrant allows the holder to purchase one share of the Company's common stock at a price of $2.00 per share at any time on or before December 31, 2021.

     The Company relied upon the exemption provided by Rule 506(b) of the Securities and Exchange Commission in connection with sale of the securities described above. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons that acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

     The Company paid a cash commission of $50,100 and will issue warrants to purchase 10,020 units, at a price of $0.50 per unit, to selected sales agents in connection with the sale of 417,500 units. The units issuable upon the exercise of the sales agents' warrants are identical to the units described above.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 11, 2019

                                       PURE HARVEST CANNABIS GROUP, INC.


                                       By: /s/ Matthew Gregarek
                                          ------------------------------
                                          Matthew Gregarek
                                          Chief Executive Officer